                                                                   Exhibit 10.19


                          AGREEMENT TO GUARANTEE LOANS

                                Agreement Between

                 Michigan Higher Education Assistance Authority
                            Michigan Guaranty Agency


                                       and


              U.S. Bank, N.A. as Trustee for Education Loans, Inc.
                                 Sioux Falls, SD


       __________________________________________________________________
                             (Lender Name and City)

THIS AGREEMENT dated this 30th day of January, 2002, between the Michigan Higher Education Assistance Authority, an autonomous agency of the Michigan Department of Treasury, with its component unit, the Michigan Guaranty Agency, both located at 608 West Allegan, Lansing, Michigan 48933 (collectively, the "Authority");

and

U.S. Bank, N.A. as Trustee for Education Loans, Inc.
----------------------------------------------------
Financial Institution

141 North Main Avenue
----------------------------------------------------
Address

Sioux Falls, SD 57401
----------------------------------------------------
City, State, Zip (the "Lender")

      833405
----------------------------------------------------
Lender Code Number

      41-0256895
----------------------------------------------------
EIN (Federal Tax / Employer ID #)

                                    RECITALS

1. One of the purposes of the Authority is to assist persons in meeting their expenses of postsecondary education or to assist a parent of a dependent person who meets the requirements for a loan, by guaranteeing in accordance with Title IV of the Higher Education Act of 1965 (20 u.s.c. (S)1071 et seq), as amended, and any regulations promulgated pursuant thereto (the "Higher Education Act"), the principal and interest of a loan pursuant to MCL 390.951 et seq; MSA 15.2097(1) et seq (the "Act").

2. The Authority is desirous of stimulating the lending of money to assist students in obtaining a postsecondary school education.

3. The Lender is desirous of participating in the program of the Authority that establishes the policies and procedures for implementing and maintaining a loan guaranty under the provisions of the Act and applicable federal law and regulations (the "Guaranty Loan Program") and, as a result, obtain a guaranty from the Authority for each qualified loan made under the Higher Education Act (the "Student Loans").

THEREFORE, in consideration of the Student Loans the Lender makes or holds under the terms of the Guaranty Loan Program and the guaranty of the Student Loans provided by the Authority, and in further consideration of the mutual covenants provided herein, the parties agree as follows:

                                    AGREEMENT

1.   Guaranty of Student Loan

The Authority agrees to issue a guaranty in accordance with the Higher Education Act for principal and interest of all promissory notes evidencing loans to be made or acquired under the Guaranty Loan Program by the Lender, provided that the guaranty would not cause the aggregate amount of the unpaid principal of all notes guaranteed by the Authority under the Guaranty Loan Program to exceed the guaranty capacity of the Authority for the Guaranty Loan Program, as required by paragraph 4 of this Agreement.

Nothing contained in this Agreement shall obligate the Lender to make or acquire any particular loan or number of loans under the Guaranty Loan Program.

2.   Lender Representations and Warranties

A. The Lender agrees that it will accelerate or extend the maturity of each note evidencing a loan made by it in accordance with the terms of such note, this Agreement, and the Guaranty Loan Program.

B. The Lender will pay any required guaranty fee authorized by the Act or the regulations promulgated under the Act, as determined by the Authority or the applicable federal agency, of each Student Loan issued under the Guaranty Loan Program.

C. The Lender will exercise reasonable care and diligence in the making or acquiring, servicing and collection of Student Loans.

D. The Lender will not only comply with all provisions of the Agreement but also with the Loan Procedures Manual, as in effect from time to time, issued by the Authority and incorporated herein by reference.

E. The Lender shall make its books, records, and other written materials with respect to each Student Loan guaranteed under this Agreement available for inspection by the Authority, including but not limited to, all loan applications, payment history, promissory notes, evidence of guaranty, evidence of timely disbursement, Disclosure Statements, and any other loan documents available for inspection by the Authority and shall cooperate with any reasonable monitoring, audit, or investigation related to the Agreement.

F. The Lender will comply with all applicable federal and state laws and regulations, including, but not limited to, the "due diligence" requirements or other requirements of any of those laws and regulations pertaining to the origination, disbursement, servicing, accounting, reporting and collecting of each Student Loan.

G. The Lender shall not alter the terms of any promissory note guaranteed under this Agreement, except as otherwise provided in paragraph 2(A) of this Agreement and the Guaranty Loan Program.

H. The Lender is an eligible lender as that term is defined in the Higher Education Act.

I. Each Student Loan which is to be guaranteed is an "Eligible Loan" incurred by an "Eligible Student" for attendance at an "Eligible Institution" as those terms are defined in the Higher Education Act.

J. The Lender does not discriminate on the basis of race, creed, sex, color or national origin, or against any particular class or category of borrowers by requiring that, as a condition for receipt of a loan, the student or his or her family maintain a business relationship with the Lender.

K. This Agreement constitutes a valid and binding obligation of the Lender enforceable in accordance with its terms.

3.   Guaranty

A. In the event of a default of payment with respect to any promissory note guaranteed under this Agreement, and upon the Authority's receipt from the Lender of a notice of default and request for reimbursement, the Authority will promptly p ay to the Lender the percentage required by the Higher Education Act of the unpaid balance of principal and interest due thereon.

B. In the event that a borrower on a note guaranteed under this Agreement shall file a petition in bankruptcy or have a petition filed against him or her, or the borrower shall die or become totally and permanently disabled, the Authority will promptly pay to the Lender the percentage required by the Higher Education Act of the unpaid balance of principal and interest due thereon.

C. The Lender shall make diligent collection efforts (as required by the Higher Education Act) before demanding payment by the Authority.

D. The Authority agrees that it will comply with all applicable federal and state laws and regulations, and the Authority's rules and regulations, in performing its obligations under this Agreement.

E. This Agreement constitutes a valid and binding obligation of the Authority enforceable in accordance with its terms.

4.   Reserve Requirements

The Authority will hold and maintain as a capital reserve cash or marketable securities at an amount sufficient to guarantee loans in accordance with the Higher Education Act and the Act, as long as the Lender is the holder of any note evidencing a loan made under the Guaranty Loan Program.

5.   Remedies

A. The Lender and the Authority agree that if either shall violate or fail to comply with any of the terms of this Agreement, the other party may recover all damages for the violation or failure to comply sustained by the non-breaching party.

B. In addition to the remedies set forth in paragraph 5(A), the parties shall have all remedies available at law or in equity including, but not limited to, immediate termination of this Agreement, equitable relief by way of injunction (mandatory or prohibitory), prevention of the breach or threatened breach of any provisions of this Agreement, or enforcement of performance thereof. All of the remedies provided by paragraph 5 shall be cumulative, and the exercise by the parties of any one or more of them shall not in any way alter or diminish the rights of the parties to any other remedy provided by this or other agreements or by law. In the event of any default or breach of this Agreement, the non-breaching party shall be entitled to reimbursement of all the costs for enforcing any of such terms, including any reasonable or necessary attorney's fees.

6.   Termination

This Agreement may be terminated by either party upon not less than sixty (60) days written notice to the other party; provided, however, that any termination of this Agreement shall comply with the Higher Education Act. Obligations incurred under this Agreement prior to the effective date of the termination shall not be affected by such termination.

7.   Compliance with Federal Regulations

If the Lender fails to comply with the Act and is limited, suspended or terminated by the Secretary of the U.S. Department of Education from participating as an Eligible Lender under the Higher Education Act, then this Agreement and the Lender's participation with the Authority under the Guaranty Loan Program will likewise be immediately limited, suspended, or terminated. The sixty (60) day written termination notice is not applicable under this provision.

8.   Loan to Minors

The parties agree that any person otherwise qualifying for a loan shall not be disqualified to receive a loan guaranteed by the Authority by reason of his or her being a minor. For the purpose of applying for, receiving and repaying a loan, any minor shall be deemed to have full legal capacity to act and shall have all the rights, powers, privileges and obligations of a person of full age with respect thereto, pursuant to Section 8 of the Act.

9.   Not a State Obligation

Obligations incurred under this Agreement by the Authority are not obligations of the State of Michigan.

10.  Unenforceable Provisions

          Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or effecting the validity, enforceability or legality of such provisions in any other jurisdiction.

11.  Notices

Any notices required or authorized by this Agreement shall be sent by regular mail to the following address:

If to Lender:        U.S. Bank, N.A. as Trustee for Education Loans, Inc.
                     105 SW First Avenue
                     Aberdeen, SD 57401-4173

If to Authority:     Michigan Higher Education Assistance Authority
                     P.O. Box 30047
                     Lansing, MI 48909

12.  Amendment to Agreement

(a) This Agreement can only be amended by a formal amendment made in writing and executed by both parties except as provided in subsection (b) of this section 12.

(b) Non-material changes not adverse to the lender and changes deemed by the Authority, upon advice of its counsel, to be necessary to comply with the requirements of the Higher Education Act and the Act may be made by the Authority and shall become effective upon the lender's receipt of notice of such changes.

13.  Governing Law

The Agreement shall be governed by and interpreted in accordance with the laws of the State of Michigan.

14.  No Personal Liability

          No officer or employee of the Authority or the State of Michigan, including any person executing the Agreement, shall be liable personally under the Agreement or subject to any personal liability for any reason relating to the execution of the Agreement. Likewise, no officer or employee of the Lender, including any person executing the Agreement, shall be liable personally under the Agreement or subject to any personal liability for any reason relating to the execution of the Agreement.

15.  Indemnification

If the Lender shall violate or fail to comply with any applicable law or governmental regulation with respect to a Student Loan or participation in the Guaranty Loan Program, then the Lender shall indemnify and hold the Authority, including any member, officer or employee, harmless against any and all claims asserted, including any liability, cost or expense, including reasonable counsel fees, incurred in any action or proceeding brought by reason of any claim arising or resulting from, or in any way connected with, such violation or failure to comply on the part of the Lender, except if the claim results from the willful misconduct or sole negligence of the Authority.


                                         The parties have executed the
                                         Agreement by their duly authorized
                                         officers as of


                                         January 30, 2002
                                         ---------------------------------------


                                         For The Lender


                                         By:  __________________________________
                                         Its: TOM STEELE, CORPORATE TRUST
                                              ----------------------------------
                                              OFFICER
                                              ----------------------------------
                                                          (Title)



                                         For the Michigan Higher
                                         Education Assistance Authority


                                         By:  __________________________________
                                                        H. Jack Nelson

                                         Its: __________________________________
                                                      Executive Director

                           CONSOLIDATION LOAN PROGRAM
                 CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE

THIS CERTIFICATE is entered into as of the 30th day of January, 2002, by and between the Michigan Higher Education Assistance Authority (the "Authority") and U.S. Bank. N.A. as Trustee for Education Loan, Inc. ("Lender") for certain Consolidation Loans made pursuant to Title IV of the Higher Education Act of 1965 (20 U.S.C.(S) 1071 et seq.) as amended and in effect from time to time. The Authority and the Lender agree and certify as follows:

1. As used herein, the following words will have the meanings respectively indicated:

"Agreement" means the Agreement to Guarantee Consolidation Loans between the Authority and the Lender, and any amendments thereto.

"Certificate" means this Certificate of Comprehensive Guarantee Coverage issued by the Authority to the Lender in accordance with the Act.

2. In this Certificate, unless the context or this Certificate otherwise requires, all definitions and other provisions of the Agreement are controlling. This Certificate is hereby incorporated into the Agreement and made a part thereof.

3. If the Lender complies with the requirements of the Act, the Agreement, and this Certificate, the Authority will make its Guarantee available to the Lender to partially insure the Lender against loss of principal and interest on Consolidation Loans originated by the Lender. The aggregate amount of such Guarantee shall at no time exceed $2,000,000.00; provided, however, that upon receipt of a written request of the Lender, the Authority may increase the aggregate amount of such Guarantee.

4. The issuance by the Authority of Guarantees for Consolidation Loans originated by the Lender under the Consolidation Loan Program is made in reliance on the representations of the Lender contained in this Certificate and the Agreement. The continuance of Guarantees issued by the Authority for Consolidation Loans is conditioned upon continued compliance by each and every holder of such Consolidation Loan with applicable laws and regulations. The delegation of one or more functions to a servicing agency or another party does not relieve the Lender of its responsibilities in administering Consolidation Loans.

5. No Consolidation Loan originated by the Lender will be covered by the Authority's Guarantee unless and until the Lender has determined, in accordance with reasonable and prudent business practice, with respect to each Eligible Student Loan being consolidated (i) that each such Eligible Student Loan is a legal, valid, and binding obligation; (ii) that each such Eligible Student Loan was originated and serviced in compliance with applicable laws and regulations; and (iii) with respect to all Eligible Student Loans made, insured, or guaranteed under the Act, that the insurance or guarantee on each such Eligible Student Loan is in full force and effect.

6. With respect to Consolidation Loans guaranteed pursuant to this Certificate, the Lender shall submit such reports to the Authority as the Authority may reasonably require to carry out its responsibilities under the Act.

7. All claims on Consolidation Loans guaranteed pursuant to this Certificate and all related administrative functions to be performed by the Authority pursuant to this Certificate and the Agreement, shall be processed or performed by the Authority or its contractors at offices located in Lansing, Michigan or at such other office of the Authority or its contractors as may be designated by the Authority.

8. The Lender may offer to the Eligible Borrower and establish such alternative repayment terms on a Consolidation Loan as will promote the objectives of the Consolidation Loan Program; provided, however, that such alternative repayment terms are in accordance with the Act and the Agreement.

9. This Certificate shall be in effect, subject to the Act and the Agreement, from the date first above written until expiration of the authority in the Act to make or Guarantee Consolidation Loans, but no later than December 31, 2005. Termination of the Agreement terminates this Certificate.

10. If the Lender, prior to the expiration of this Certificate, no longer proposes to make Consolidation Loans, the Lender will so notify the Authority in order that this Certificate may be terminated (without affecting the insurance on any Consolidation Loan made prior to such termination).

11. Except with respect to Consolidation Loans that have been guaranteed by the Authority and continue to be outstanding under this Certificate, this Certificate may be terminated by either party with or without cause upon not less than ninety (90) calendar days prior express written notice to the other party. Such termination will not affect any Notes which are outstanding or duties undertaken prior to the effective date of the termination.

IN WITNESS WHEREOF, the Michigan Higher Education Assistance Authority and the Lender have each caused this Certificate of Comprehensive Guarantee Coverage to be executed by their respective authorized officers and to take effect on the date first above written.

U.S. Bank, N.A. as Trustee for            MICHIGAN HIGHER EDUCATION
       Education Loans, Inc.                   ASSISTANCE AUTHORITY

________________________________________  ______________________________________
Authorized Signature                      Authorized Signature

TOM STEELE, CORPORATE TRUST OFFICER       H. Jack Nelson, Executive Director
-----------------------------------       --------------------------------------
Printed Name and Title                    Printed Name and Title

141 North Main Ave
----------------------------------------
Address

Sioux Falls, SD 57104
----------------------------------------
City, State, Zip

      833405
----------------------------------------
Lender Code Number

      41-0256895
----------------------------------------
EIN (Federal Tax / Employer ID #)

                           CONSOLIDATION LOAN PROGRAM
                   AGREEMENT TO GUARANTEE CONSOLIDATION LOANS

THIS AGREEMENT is entered into as of the 30/th/ day of January, 2002, by and between the Michigan Higher Education Assistance Authority, an autonomous agency of the Michigan Department of Treasury, with its component unit, the Michigan Guaranty Agency, both located in Lansing, Michigan (collectively, the "Authority") and U.S. Bank, N.A. as Trustee for Education Loans, Inc. ("Lender").

                                   WITNESSETH

WHEREAS, the Authority has entered into a reinsurance agreement with the U.S. Secretary of Education pursuant to the Act (as hereinafter defined); and

WHEREAS, the Authority maintains facilities for the provision of guarantee services with respect to approved loans made to Eligible Borrowers for the consolidation of their obligations with respect to Eligible Student Loans; and

WHEREAS, the Authority is desirous of making its consolidation loan guarantee program and related services available to the lender, subject to the terms and conditions set forth herein; and

WHEREAS, the Lender is desirous of using its facilities in order to arrange for the lending and borrowing of money for the purpose of enabling Eligible Borrowers to consolidate their obligations with respect to Eligible Student Loans through the Consolidation Loan Program of the Authority in the manner described in this Agreement; and

WHEREAS, the Lender has full power and authority to contract for the performance of such guarantee services, qualifies as an "eligible lender" under the Act for the making of Consolidation Loans and is prepared to engage in the transactions contemplated by this Agreement;

NOW, THEREFORE, in consideration of the initial Consolidation Loan which the Lender makes hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Authority and the Lender agree as follows:

                              ARTICLE I DEFINITIONS

As used herein, the following words will have the meanings respectively indicated:

"Act" means Title IV of the Higher Education Act of 1965 (20 U.S.C.(S) 1071 et seq.), as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder and any binding directives issued by the U.S. Department of Education.

"Agreement" means this Agreement to Guarantee Consolidation Loans between the Authority and the Lender and any amendments thereto.

"Borrower" means an Eligible Borrower who is the maker of a Note and who obtains a Consolidation Loan from the Lender in accordance with the Act, the Certificate, and this Agreement.

"Certificate" means the instrument of comprehensive insurance coverage issued by the Authority in accordance with the Act and executed by the Lender.

"Consolidation Loan" means a disbursement of money, contingent upon an agreement to repay, made by the Lender pursuant to Section 428C of the Act (20 U.S.C. (S) 1078-3), or any successor enactment thereto, and this Agreement.

"Consolidation Loan Program" means the procedures for implementing and maintaining each Consolidation Loan guaranteed under the provisions of the Act, applicable law and regulations and as otherwise agreed to by and between the Lender and the Authority in accordance with this Agreement.

"Default" means with respect to any Note, the occurrence of any event which shall constitute a default under the terms of the Act.

"Eligible Borrower" means an "eligible borrower" of a Consolidation Loan as described in the Act.

"Eligible Student Loan" means an education loan eligible for consolidation as described in the Act.

"Federal Reinsurance" means the risk assumed by the Federal government as set forth in the Act.

"Guarantee" means a commitment by the Authority to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Consolidation Loan, as provided by the Act, upon submission by the Lender of a valid claim and supporting documentation in accordance with the Act, the Consolidation Loan Program, and the Certificate.

"Limitation" means an action taken by the Authority which restricts the Lender's participation in the Consolidation Loan Program.

"Note" means a promissory note of a Borrower for a Consolidation Loan set forth upon the appropriate form approved by the Authority which note meets the criteria set forth in the Act.

"Suspension" means the temporary ineligibility of the Lender from participation in the Consolidation Loan Program.

"Termination" means the removal of the Lender from participation in the Consolidation Loan Program.

                        ARTICLE II PROGRAM ADMINISTRATION

A. By this Agreement, the Authority and the Lender agree to participate in the Loan Consolidation Program as follows:

1. The Lender agrees to make Consolidation Loans or cause Consolidation Loans to be made only to Eligible Borrowers pursuant to the terms of the Consolidation Loan Program;

2. The Authority agrees to provide for the Guarantee of Consolidation Loans which have been processed in accordance with the terms of the Consolidation Loan Program; and

3. The Authority agrees to provide administrative services for the continued maintenance of each Consolidation Loan Guaranteed as required by the Consolidation Loan Program and the Act.

B. A Consolidation Loan may be Guaranteed only if the Lender fully complies with the terms and conditions for Consolidation Loans as set forth in the Act.

C. Administrative services that the Authority will provide for the Lender under the Consolidation Loan Program are as follows:

1.   The provision of management and information reports for the Lender;

2.   The provision of preclaims assistance and claims processing; and

3. The provision of all other services and duties required to be performed by a guarantor under the Act with respect to Consolidation Loans under the Consolidation Loan Program. Such services and duties will be performed by the Authority until the Consolidation Loans are paid in full, settled, written off, or subrogated.

D. The Lender agrees that, with respect to all Consolidation Loans made or acquired under the Consolidation Loan Program of the Authority and all Notes held or acquired by the Lender from time to time:

1. It will exercise or cause to be exercised reasonable care and diligence in the making, servicing, and collection thereof, as prescribed in this Agreement and the Certificate.

2. It will originate a Consolidation Loan to an Eligible Borrower (on request of that Borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan and (i) it holds an outstanding Eligible Student Loan of that Eligible Borrower that has been selected by the Eligible Borrower for consolidation, or (ii) the Eligible Borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the Eligible Borrower from the holders of the Eligible Student Loans (which are so selected for consolidation) of that Eligible Borrower.

3. It will make use of the Note and such other forms approved by the Authority;

4. It will cause each Consolidation Loan originated by it to bear interest on the unpaid principal balance of such loan at an annual rate that is less than or equal to the rate specified by the Act;

5. It will cause each Consolidation Loan originated by it to be subject to repayment in accordance with the terms of the Certificate and the Act;

6. It will cause each Consolidation Loan originated by it to be made in an amount which is equal to the sum of the unpaid principal, accrued unpaid interest, collection charges, and late charges of all Eligible Student Loans received by the Borrower and selected for consolidation, and which is not less than the minimum amount required for the eligibility of the Borrower under the Act;

7. It will cause the proceeds of each Consolidation Loan originated by the Lender to be paid by the Lender to the holder or holders of the Eligible Student Loans received by the Borrower and selected for consolidation in order to discharge the liability of the Borrower on such Eligible Student Loans;

8. It will offer a choice of repayment schedules, established by the Lender in accordance with the Act, to the Borrower;

9. It will comply with all Federal and state laws and regulations applicable thereto, including but not limited to the Federal Fair Credit Reporting Act and the Equal Credit Opportunity Act; and

10. It will provide promptly to the Authority such information and reports as may from time to time be reasonably requested by the Authority.

E. The Lender will, pursuant to the direction of the authority, repay or cause the repayment to the U.S. Department of Education of any special allowance (as described in the Act) received by the Lender under the Act to which the Lender is not rightfully entitled.

F. By this Agreement, the Authority and the Lender agree that upon the filing of a claim by the Lender, such claim shall be processed in the following manner;

l. In the event of a Default, the Lender will follow (or cause to be followed) the procedure set forth in the Act. The Authority does not Guarantee payment by the Borrower of any delinquency charges imposed for late payments and will not pay the Lender any such delinquency charges. Upon receipt by the Authority from the Lender (or servicer) of a request for claim reimbursement form together with the Note (assigned to the Authority) and evidence satisfactory to the Authority that the Consolidation Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations, the Authority will pay to the Lender the percentage of the amount of the unpaid balance of principal and interest due on such Note under the terms of the Act (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Certificate, and this Agreement. The Authority will succeed to all the rights of the Lender under such Note.

2. Upon the filing of a valid claim, other than a Default claim, as defined in the Act, the Authority will pay to the Lender the percentage of the amount of the unpaid balance of principal and interest due on such Note under the terms of the Act (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Certificate, and this Agreement.

G. The Authority reserves the right, upon ninety (90) calendar days written notice, to charge to the Lender a fee, or increase any fee charged the Lender, to cover the costs to the Authority of guaranteeing new Consolidation Loans pursuant to this Agreement and the Certificate.

H. Nothing contained in this Agreement will obligate the Lender to certify, cause to certify or acquire any particular Consolidation Loan or number of Consolidation Loans under the Consolidation Loan Program.

I. The Lender will permit the U.S. Secretary of Education or the Authority or both to examine during normal business hours all Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender under the Act and in order to conduct an audit and compliance review.

                   ARTICLE III REPRESENTATIONS, WARRANTIES AND
                             COVENANTS BY THE LENDER

The Lender represents and warrants to, and covenants with, the Authority that:

A. The Lender is a duly authorized "eligible lender" under the Act in every state in which it is originating Consolidation Loans under the Act as well as the state in which it is organized and incorporated and has authorized the execution and delivery of this Agreement.

B. The Lender is and will continue to qualify at all times during the term of this Agreement as an "eligible lender" under the Act.

C. The Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement, and all applicable Federal and state laws and regulations.

                               ARTICLE IV REMEDIES

A. The Lender and the Authority agree that if either shall violate or fail to comply with any of the terms of this Agreement, the other party may recover all damages for the violation or failure to comply sustained by the non-breaching party.

B. In addition to the remedies set forth in paragraph IV(A), the parties shall have all remedies available at law or in equity including, but not limited to, immediate termination of this Agreement, equitable relief by way of injunction (mandatory or prohibitory), prevention of the breach or threatened breach of any provisions of this Agreement, or enforcement of performance thereof. All of the remedies provided by Article IV shall be cumulative, and the exercise by the parties of any one or more of them shall not in any way alter or diminish the rights of the parties to any other remedy provided by this or other agreements or by law. In the event of any default or breach of this Agreement, the non-breaching party shall be entitled to reimbursement of all the costs for enforcing any of such terms, including any reasonable or necessary attorney's fees.

                  ARTICLE V COMPLIANCE WITH FEDERAL REGULATIONS

If the Lender fails to comply with the Act and is limited, suspended or terminated by the Secretary of the U.S. Department of Education from participating as an Eligible Lender under the

Higher Education Act, then this Agreement and the Lender's participation with the Authority under the Guaranty Loan Program will likewise be immediately limited, suspended, or terminated. The sixty (60) day written termination notice is not applicable under this provision.

                            ARTICLE VI LOAN TO MINORS

The parties agree that any person otherwise qualifying for a loan shall not be disqualified to receive a loan guaranteed by the Authority by reason of his or her being a minor. For the purpose of applying for, receiving and repaying a loan, any minor shall be deemed to have full legal capacity to act and shall have all the rights, powers, privileges and obligations of a person of full age with respect thereto, pursuant to Section 8 of the Michigan Higher Education Assistance Authority Act, MCL 390.95.

                       ARTICLE VII NOT A STATE OBLIGATION

Obligations incurred under this Agreement by the Authority are not obligations of the State of Michigan.

                      ARTICLE VIII UNENFORCEABLE PROVISIONS

Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or effecting the validity, enforceability or legality of such provisions in any other jurisdiction.

                        ARTICLE IX AMENDMENT TO AGREEMENT

This Agreement can only be amended by a formal amendment made in writing and executed by the parties hereto.

                         ARTICLE X NO PERSONAL LIABILITY

No officer or employee of the Authority or the State of Michigan, including any person executing the Agreement, shall be liable personally under the Agreement or subject to any personal liability for any reason relating to the execution of the Agreement. Likewise, no officer or employee of the Lender, including any person executing the Agreement, shall be liable personally under the Agreement or subject to any personal liability for any reason relating to the execution of the Agreement.

                             ARTICLE XI TERMINATION

Except with respect to Loans which have been Guaranteed by the Authority and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less than sixty (60) calendar days written notice to the other party. Such termination will not affect any Notes that are outstanding or duties arising prior to the effective date of the termination.

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             ARTICLE XII LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If the Lender violates or fails to comply with any applicable law or governmental regulations in respect of a Loan or participation in the Consolidation Loan Program, then the Lender agrees to assume liability for, and does hereby indemnify, protect, and keep harmless the Authority, its successors and assigns, from and against, any and all liabilities, losses, and claims, imposed on, incurred by, or asserted against the Authority, relating to or arising out of such violation or failure by the Lender to comply, regardless of whether the Authority purchased such Consolidation Loan from the Lender.

B. The liability of the Authority under this Agreement shall be limited to payment of the Guarantee under Paragraph F of Article II of this Agreement and this shall constitute its sole liability under this Agreement. The Authority shall not be liable for any indirect, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable.

                           ARTICLE XIII MISCELLANEOUS

A. Assignment/Subcontract. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and assigns; provided, however, that:

1. The Agreement may not be assigned in whole or in part by the Authority without the prior express written consent of Lender, which consent will not be unreasonably withheld;

2. The Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of the Authority which consent will not be unreasonably withheld.

B. Amendment. Except as otherwise provided in this Agreement, this Agreement may not be varied by oral agreement, but only by an instrument in writing executed by both parties.

C. Waiver of Rights. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver thereof, unless, and only to the extent, agreed to in writing by all parties hereto. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

D. Cumulative Remedies. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

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

E. Severability. Any provision of this Agreement which is held to be prohibited, unenforceable, or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

F. Governing Law. This Agreement is governed by, interpreted, construed and enforced in accordance with the laws of the State of Michigan.

This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, not incorporated herein, with respect to the subject matter of this Agreement. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenants, negotiations, and undertakings, express or implied, of any kind or character whatsoever with respect to the subject matter of this Agreement are superseded hereby.

G. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if sent by first class mail, overnight carrier, facsimile, or personal delivery, addressed (i) if to the Authority, to Michigan Higher Education Assistance Authority, P.O. Box 30047, Lansing, Michigan 48909; (ii) if to the Lender, at the address indicated in this Agreement, or (iii) at such other address as the party to be notified has designated upon reasonable notice. Notices made pursuant to this paragraph by facsimile, overnight carrier, or personal delivery will be deemed to be effective upon receipt. Notices made pursuant to this paragraph by first class mail will be deemed to be effective no later than the fifth business day following the mailing of such notice.

H. Confidential/Proprietary Materials. The terms and conditions of this Agreement shall be considered confidential. All materials, procedures, written instruments, files, and records developed by either party specifically pursuant to this Agreement are and shall be treated as proprietary in nature. Each party to this Agreement has developed or may develop materials, procedures, written instruments, files, or records which may be similar to those involved in this Agreement. Neither party to this Agreement shall have or acquire any proprietary or any other right whatsoever in any such materials, procedures, written instruments, files, or records developed by the other party. Neither party to this Agreement may benefit from, deal in, sell, license, publish, use, or otherwise exploit for any purpose those materials, procedures, written instruments, files, or records developed by the other party except as expressly provided in this Agreement. This Agreement shall not in any way restrict the right of each party, for its own exclusive benefit, to deal in, sell, license, publish, use, or otherwise exploit for all purposes those materials, procedures, written instruments, files, or records developed by it.

I. No Recourse. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any incorporator, member, officer, employee, or trustee, as such, past, present, or future, of a party or of any successor organizations, either directly or through a party or any successor organizations. This Agreement is solely a corporate obligation and no personal liability against any incorporator, member, officer, employee, or trustee, past, present, or future of the parties shall attach through a party or any successor corporations, because of this Agreement.

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

J. Execution. This Agreement will not be binding on either party until it has been executed and delivered by both parties. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

K. Interpretation/Construction. In this Agreement unless the context otherwise requires:

Any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

The parties agree that each party and its counsel reviewed this Agreement and that this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any party.

L. Authority. The parties represent that the undersigned are duly authorized representatives of the parties.

M. Independent Parties. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this Agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

N. Force Majeure. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as it is reasonably necessary to complete performance.

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

IN WITNESS WHEREOF, the Authority and the Lender have each caused this Agreement to Guarantee Consolidation Loans to be executed by their respective authorized officers and to take effect on the date first above written.

U.S. Bank, NA as Trustee
       Education Loans, Inc.

                                           MICHIGAN HIGHER EDUCATION
___________________________________             ASSISTANCE AUTHORITY
Lender


___________________________________        _____________________________________
Authorized Signature                       Authorized Signature

TOM STEELE, CORPORATE TRUST OFFICER        H. Jack Nelson, Executive Director
-----------------------------------        -------------------------------------
Printed Name and Title                     Printed Name and Title

141 North Main Avenue
-----------------------------------
Address

Sioux Falls, SD 57104
-----------------------------------
City, State, Zip

         833405
-----------------------------------
Lender Code Number

         41-0256895
-----------------------------------
EIN (Federal Tax / Employer ID #)

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